SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2008

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On February 28, 2008, FTI Consulting, Inc. (“FTI”) held a conference call relating to our financial results for the three months and full year ended December 31, 2007, operating results by business segment, guidance for 2008 and other information. The full text of the transcript of the conference call is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The transcript contains some discussion regarding FTI’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA by business segment (“Segment EBITDA”), EBITDA margins, and adjusted earnings per share. Although EBITDA, Segment EBITDA and adjusted earnings per share are not measures of financial condition or performance determined in accordance with GAAP, FTI believes that they can be useful operating performance measures for evaluating FTI’s results of operations as compared from period to period and as compared to its competitors. EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in FTI’s industry. FTI uses EBITDA to evaluate and compare the operating performance of its segments and it is one of the primary measures used to determine employee bonuses. FTI also uses EBITDA to value businesses it acquires or anticipates acquiring. EBITDA is not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. In addition, EBITDA is one of the financial measures included in the maintenance covenants contained in FTI’s bank credit facility and, thus, as a supplemental financial measure is also indicative of the Company’s capacity to service debt and thereby provides additional useful information to investors regarding the company’s financial condition and results of operations. EBITDA for purposes of those covenants is not calculated in the same manner as it is calculated in the accompanying table.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Transcript of February 28, 2008 conference call of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: March 4, 2008	By:	/S/ ERIC B. MILLER
Eric B. Miller
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of February 28, 2008 conference call of FTI Consulting, Inc.